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                                                                   Exhibit 10.38


                             WANG LABORATORIES, INC.

                            (a Delaware Corporation)

                               AMENDMENT NO. 1 TO
                               ------------------

                  1995 DIRECTOR STOCK OPTION PLAN (the "Plan")
                  --------------------------------------------


         Pursuant to a vote of the Board of Directors of Wang Laboratories, Inc. (the "Company") on September 25, 1996, the Plan has been amended as follows:

1.       Section 5(d) "Options Non-Transferable" is deleted in its entirety.

2. Section 11 "Amendment of the Plan" is amended and restated in its entirety as follows:

         "11. AMENDMENT OF THE PLAN.

         The Board of Directors may suspend or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the company, no amendment may increase the number of shares subject to the Plan (except as provided in Section 7)."